UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

SELECTA BIOSCIENCES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Selecta Biosciences, Inc.

PROXY STATEMENT

Annual Meeting of Stockholders

June 14, 2019
9:00 am (Eastern Time)

SELECTA BIOSCIENCES, INC.
480 ARSENAL WAY
WATERTOWN, MASSACHUSETTS 02472

April 29, 2019
To Our Stockholders:
You are cordially invited to attend the 2019 Annual Meeting of Stockholders of Selecta Biosciences, Inc. (the "Company") to be held on Friday, June 14, 2019 at 9:00 a.m., Eastern Time. We are very pleased that our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SELB2019. You will also be able to vote your shares electronically at the Annual Meeting.
We will be using the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting online and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement. Please see the section called “Who Can Attend the 2019 Annual Meeting of Stockholders?” on page 3 of the Proxy Statement for more information.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the online Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.
On behalf of the Board of Directors, thank you for your continued support and investment in Selecta Biosciences, Inc.

Sincerely,

/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer

Table of Contents

Notice of Annual Meeting of Stockholders

Proxy Statement	1
Proposals	1
Recommendations of the Board	2
Information About This Proxy Statement	2

Questions and Answers About the 2019 Annual Meeting of Stockholders	3

Proposals to be Voted On	7
Proposal 1: Election of Directors	7
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	11

Report of the Audit Committee of the Board of Directors	12

Independent Registered Public Accounting Firm Fees and Other Matters	13

Executive Officers	15

Corporate Governance	17
General	17
Board Composition	17
Director Independence	17
Director Candidates	17
Communications from Stockholders	18
Board Leadership Structure and Role in Risk Oversight	18
Annual Board Evaluation	19
Code of Ethics	19
Anti-Hedging Policy	19
Attendance by Members of the Board of Directors at Meetings	19

Committees of the Board	21
Audit Committee	21
Compensation Committee	22
Nominating and Corporate Governance Committee	23
Science Committee	23

Executive and Director Compensation	24
Executive Compensation	24
2018 Summary Compensation Table	24
Narrative Disclosure to Compensation Table	25
Outstanding Equity Awards at 2018 Fiscal Year-End	27
Employment and Separation Agreements	27
Director Compensation	29

2018 Director Compensation Table	31
Equity Compensation Plan Information	32

Security Ownership of Certain Beneficial Owners and Management	33

Certain Relationships	35

Section 16(a) Beneficial Ownership Reporting Compliance	37

Compensation Committee Interlocks and Insider Participation	38

Stockholders' Proposals	38

Other Matters	39

Solicitation of Proxies	40

Selecta Biosciences, Inc.'s Annual Report on Form 10-K	41

Notice of Annual Meeting of Stockholders
To Be Held Friday, June 14, 2019

SELECTA BIOSCIENCES, INC.
480 ARSENAL WAY
WATERTOWN, MASSACHUSETTS 02472

The Annual Meeting of Stockholders (the “Annual Meeting”) of Selecta Biosciences, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m., Eastern Time, on Friday, June 14, 2019, by virtual meeting online at www.virtualshareholdermeeting.com/SELB2019, for the following purposes:

To elect Timothy C. Barabe and Carsten Brunn, Ph.D. as Class III Directors to serve until the 2022 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our Common Stock as of the close of business on April 17, 2019 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at 480 Arsenal Way, Watertown, Massachusetts 02472 for a period of ten days prior to the Annual Meeting. The list of these stockholders will also be available on the bottom panel of your screen during the meeting at www.virtualshareholdermeeting.com/SELB2019 after entering the 16 digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the online Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares electronically at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By order of the Board of Directors,

/s/ Elona Kogan
Elona Kogan
General Counsel and Secretary of Selecta Biosciences, Inc.

Watertown, Massachusetts
April 29, 2019

Proxy Statement

SELECTA BIOSCIENCES, INC.
480 ARSENAL WAY
WATERTOWN, MASSACHUSETTS 02472

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Selecta Biosciences, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Friday, June 14, 2019 (the “Annual Meeting”), by virtual meeting online at www.virtualshareholdermeeting.com/SELB2019 at 9:00 a.m., Eastern Time, and at any continuation, postponement, or adjournment of the Annual Meeting. Holders of record of shares of Common Stock, $0.0001 par value (“Common Stock”), as of the close of business on April 17, 2019 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 44,788,025 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Annual Report”) will be released on or about April 29, 2019 to our stockholders on the Record Date.
In this proxy statement, “Selecta”, “Company”, “we”, “us”, and “our” refer to Selecta Biosciences, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 14, 2019
This Proxy Statement and our 2018 Annual Report are available at http://www.proxyvote.com

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

To elect Timothy C. Barabe and Carsten Brunn, Ph.D. as Class III Directors to serve until the 2022 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

 The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted in accordance with the recommendations of the Board of Directors. The Board of Directors recommends that you vote:

FOR the election of Timothy C. Barabe and Carsten Brunn, Ph.D. as Class III Directors; and

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because Selecta’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Selecta is making this proxy statement and its 2018 Annual Report available to its stockholders electronically via the Internet. On or about April 29, 2019, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2018 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2018 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and received more than one copy of proxy materials, but wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

Questions and Answers about the 2019 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 17, 2019. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 44,788,025 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the 2019 Annual Meeting?

You may attend the online Annual Meeting only if you are a Selecta stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/SELB2019. You also will be able to vote your shares electronically at the Annual Meeting.

To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:55 a.m., Eastern Time, and you should allow ample time for the check-in procedures. If your shares are held in street name and you did not receive a 16-digit control number, you may gain access to and vote at the Annual Meeting by logging into your bank or brokerage firm's website and selecting the shareholder communications mailbox to access the meeting. The control number will automatically populate. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Annual Meeting as a "Guest," but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.

WHY A VIRTUAL MEETING?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. Hosting a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/SELB2019. You also will be able to vote your shares electronically at the Annual Meeting.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting may adjourn the Annual Meeting until a quorum is present or represented.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

We recommend that stockholders vote by proxy even if they plan to participate in the online Annual Meeting and vote electronically during the meeting. If you are a stockholder of record, there are three ways to vote by proxy:

•	by Telephone - You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Internet - You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card; or

•	by Mail - You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 13, 2019. Stockholders may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/SELB2019 and entering the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 9:00 am, Eastern Time on June 14, 2019.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are held in street name and you would like to vote at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/SELB2019 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm's website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

Can I change my vote after I submit my proxy?

Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Secretary of the Company prior to or at the Annual Meeting; or

•	by voting electronically at the online Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your participation in the online Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote electronically at the online Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote electronically at the online Annual Meeting by following the instructions above.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

 If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

 We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

 How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld/Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is an abstention and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions have no effect on the ratification of the appointment of Ernst & Young LLP.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the 2019 Annual Meeting of Stockholders?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the Annual Meeting.

PROPOSALS TO BE VOTED ON - PROPOSAL 1
Election of Directors

At the Annual Meeting, two (2) Class III Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2022 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

We currently have seven (7) directors on our Board, including two (2) Class III Directors. Our current Class III Directors are Carsten Brunn, Ph.D., who was appointed to serve on our Board in December 2018, and Timothy C. Barabe, who has served on our Board since 2016. Both members have been nominated for election as a Class III Director at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose term will expire at the 2020 Annual Meeting of Stockholders and whose subsequent term will expire at the 2023 Annual Meeting of Stockholders; Class II, whose term will expire at the 2021 Annual Meeting of Stockholders and whose subsequent term will expire at the 2024 Annual Meeting of Stockholders; and Class III, whose current term expires at the Annual Meeting and whose new term will expire at the 2022 Annual Meeting of Stockholders. The current Class I Directors are Timothy Springer, Ph.D. and Patrick Zenner; the current Class II Directors are Omid Farokhzad, M.D., Amir Nashat, Ph.D. and Aymeric Sallin; and the current Class III Directors are Timothy C. Barabe and Carsten Brunn, Ph.D.

Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two thirds of our outstanding voting stock entitled to vote in the election of directors.

There are no family relationships among any of our executive officers or directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as Class III Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Ü	The Board of Directors unanimously recommends a vote FOR the election of the below Class III Director nominees.

NOMINEES FOR CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2022 ANNUAL MEETING)

The nominees for election to the Board of Directors as Class III Directors are as follows:

Name	Age	Served as a Director Since	Position(s) with Selecta
Timothy C. Barabe	66	2016	Director
Carsten Brunn, Ph.D.	48	2018	President and Chief Executive Officer

The principal occupations and business experience, for at least the past five years, of each Class III nominee for election at the Annual Meeting are as follows:

TIMOTHY C. BARABE	Age	66

Timothy C. Barabe joined our Board of Directors in July 2016. Mr. Barabe also serves on the boards of ArQule, Inc., Veeva Systems Inc., and Vigilant Biosciences, Inc., a private company. From 2014 to 2017, Mr. Barabe served on the board of directors of Opexa Therapeutics, Inc. Mr. Barabe retired in June 2013 from his position as Executive Vice President and Chief Financial Officer of Affymetrix, Inc., a biotechnology company. Previously, from July 2006 until March 2010, he was Senior Vice President and Chief Financial Officer of Human Genome Sciences, Inc. From 2004 to 2006, he served as Chief Financial Officer of Regent Medical Limited, a U.K.-based, privately owned, surgical supply company. Mr. Barabe served with Novartis AG from 1982 through August 2004 in a succession of senior executive positions in finance and general management, most recently as the Chief Financial Officer of Sandoz GmbH, the generic pharmaceutical subsidiary of Novartis. Mr. Barabe received his B.B.A. degree from the University of Massachusetts (Amherst) and his M.B.A. degree from the University of Chicago. Mr. Barabe’s experience as a senior financial executive of life sciences companies and knowledge of the pharmaceutical and biotech industries contributed to our Board of Directors’ conclusion that he should serve as a director of the Company.

CARSTEN BRUNN, PH.D.	Age	48

Carsten Brunn, Ph.D. has served as our President, Chief Executive Officer and member of our Board of Directors since December 2018. Prior to joining Selecta Biosciences, Inc., Dr. Brunn was the President of Pharmaceuticals for the Americas Region and a member of the Global Pharmaceutical Executive Committee at Bayer AG, a pharmaceutical company, since January 2017. Previously, he served as President of Bayer Pharmaceuticals in Japan, a role he held since March 2013. He also served as the Chairman of the European Federation of Pharmaceutical Industries and Associations (EFPIA) Japan, an organization representing innovative pharmaceutical companies in Japan. Dr. Brunn has held a number of senior leadership positions at Eli Lilly, Novartis, Basilea and Bausch and Lomb in Europe, Asia and the United States. He currently serves on the Board of Directors of the Biotechnology Innovation Organization (BIO). Dr. Brunn holds a Ph.D. in Chemistry from the University of Hamburg and a Master of Science in Pharmaceutical Sciences from the University of Freiburg. He also studied at the University of Washington under a research scholarship and completed his executive education at London Business School. Dr. Brunn's experience as a senior executive of life sciences companies and knowledge of the pharmaceutical and biotechnology industries contributed to our Board of Directors' conclusion that he should serve as a director of the Company.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2020 ANNUAL MEETING)

The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Position(s) with Selecta
Timothy A. Springer, Ph.D.	71	2016	Director
Patrick Zenner	72	2017	Lead Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

TIMOTHY A. SPRINGER, PH.D.	Age	71

Timothy A. Springer, Ph.D., has served as a member of our Board of Directors since June 2016 and as a scientific advisor to us since December 2008. Since 1989, Dr. Springer has served as the Latham Family Professor at Harvard Medical School. He has also served as Senior Investigator in the Program in Cellular and Molecular Medicine at Boston Children’s Hospital since 2012, and as Professor of Biological Chemistry and Molecular Pharmacology at Harvard Medical School and Professor of Medicine at Boston Children’s Hospital since 2011. Dr. Springer was the Founder of LeukoSite, a biotechnology company acquired by Millennium Pharmaceuticals in 1999. Additionally, he is a founder, investor and board member of Scholar Rock and Morphic Therapeutic. Dr. Springer is a member of the National Academy of Sciences and his honors include the Crafoord Prize, the American Association of Immunologists Meritorious Career Award, the Stratton Medal from the American Society of Hematology, and the Basic Research Prize from the American Heart Association. Dr. Springer received a B.A. from the University of California, Berkeley, and a Ph.D. from Harvard University. Dr. Springer’s extensive knowledge of our business and the nanomedicine field contributed to our Board of Directors’ conclusion that he should serve as a director of the Company.

PATRICK ZENNER	Age	72

Patrick Zenner has served as a member of our Board of Directors since June 2017, and as our Lead Director since June 2018. Mr. Zenner retired in 2001 from the position of President and Chief Executive Officer of Hoffmann-La Roche Inc., North America, a pharmaceutical company based in Nutley, New Jersey. Mr. Zenner held various executive positions during his 32-year career with the company. Mr. Zenner is currently a member of the board of trustees of Creighton University and is Chairman of the board of trustees of Fairleigh Dickinson University. In addition, Mr. Zenner is Chairman of the board and a director of both ArQule, Inc. and West Pharmaceutical Services, Inc. Until its sale in 2012, Mr. Zenner was a director of Par Pharmaceuticals, Inc. In 2010, he resigned from the boards of Geron Corporation, Xoma Ltd. and Exact Sciences, Inc. Until its sale in September 2009, Mr. Zenner was a director of CuraGen Corporation. Mr. Zenner received a B.S./B.A. from Creighton University and an M.B.A. from Fairleigh Dickinson University. Mr. Zenner’s extensive experience as a senior pharmaceutical executive and board member to numerous companies in the biotechnology industry contributed to our Board of Directors’ conclusion that he should serve as a director of the Company.

CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2021 ANNUAL MEETING)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position(s) with Selecta
Omid Farokhzad, M.D.	50	2007	Chairman of the Board
Amir Nashat, Ph.D.	46	2008	Director
Aymeric Sallin	45	2008	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

OMID FAROKHZAD, M.D.	Age	50

Omid Farokhzad, M.D. is one of our co-founders and has served as a member of our Board of Directors since 2007. Dr. Farokhzad currently serves as the Chief Executive Officer for Seer Biosciences, a biotechnology company, since February 2018. From 2004 to February 2018, he was a Professor at Harvard Medical School and directed the Center for Nanomedicine at Brigham and Women’s Hospital. He has authored over 160 papers and is an inventor of over 200 issued and pending patents. In addition to Selecta, he previously co-founded BIND Therapeutics (Nasdaq: BIND, acquired by Pfizer), Tarveda Therapeutics and Seer. He is a 2018 Fellow of the National Academy of Inventors. He is a recipient of the 2016 Ellis Island Medal of Honor and the 2014 Golden Door Award from the International Institute of New England for his scientific, societal, and economic contributions to America as an immigrant. He is also the recipient of the 2013 RUSNANOPRIZE, one of the largest international nanotechnology prizes for his work on nanomaterial surface modification, and the 2012 Ernst & Young New England Entrepreneur of the Year award. Dr. Farokhzad currently serves on the Board of Directors of Seer Biosciences, Tarveda Therapeutics and Placon Therapeutics. From 2006 to 2014, Dr. Farokhzad served on the Board of Directors of BIND Therapeutics, Inc. He received his M.D. and M.A. from Boston University and his M.B.A. from MIT Sloan School of Management. Dr. Farokhzad's extensive knowledge of our business and the nanomedicine field and his medical training contributed to our Board of Directors' conclusion that he should serve as a director of the Company.

AMIR NASHAT, SC.D.	Age	46

Amir Nashat, Sc.D., has served as a member of our Board of Directors since 2008. Dr. Nashat has been a Partner at Polaris Partners, a venture capital firm, since 2009 and focuses on investments in the life sciences. He currently serves on the Board of Directors of Fate Therapeutics, aTyr Pharma, Syros Pharmaceuticals, Scholar Rock and several private companies. Dr. Nashat has also served as a director of Receptos, BIND Therapeutics, as well as Adnexus Therapeutics (acquired by Bristol-Myers Squibb Company) and other private companies. Dr. Nashat completed his Sc.D. as a Hertz Fellow in Chemical Engineering at MIT with a minor in biology. Dr. Nashat earned both his M.S. and B.S. in materials science and mechanical engineering at the University of California, Berkeley. Dr. Nashat’s extensive experience as a venture capitalist and board member of numerous companies in the biotechnology industry contributed to our Board of Directors’ conclusion that he should serve as a director of the Company.

AYMERIC SALLIN	Age	45

Aymeric Sallin has served as a member of our Board of Directors since 2008. Mr. Sallin has served as the Chief Executive Officer of NanoDimension, a venture capital firm, since 2002 and is the founder of the firm. Since 2014, Mr. Sallin has served as a strategic advisory board member of the École Polytechnique Fédérale de Lausanne, or EPFL. Since 2002, Mr. Sallin has worked to promote nanotechnology around the world, and has received the NSTI Fellow Award and 2012 EPFL Alumni award for his contribution to the field of nanotechnology. He currently serves as a board member of H55, Inc., View, Inc., CROCUS Technology, Tarveda Therapeutics, and other private companies. Mr. Sallin is also a member of the Swiss Academy of Engineering Science. Mr. Sallin received his Master's in Physical Engineering from EPFL in Lausanne, Switzerland. Mr. Sallin's extensive knowledge of our business and the nanomedicine field contributed to our Board of Directors’ conclusion that he should serve as a director of the Company.

PROPOSAL 2
Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2018. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2020. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Ü	The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2018 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable PCAOB requirements regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Selecta Biosciences, Inc. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SELECTA BIOSCIENCES, INC.

Timothy C. Barabe (Chair)

Amir Nashat, Ph.D.

Patrick Zenner

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to the Company for each of the last two fiscal years for audit services and for other services:

Fee Category	2018	2017
Audit Fees	$580,077	$728,395
Audit-Related Fees	—	20,500
Tax Fees	20,000	17,340
All Other Fees	3,530	1,995
Total Fees	$603,607	$768,230

AUDIT FEES

Audit fees consist of fees billed for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements.

AUDIT-RELATED FEES

Audit-related fees consist of fees for assurance and related services that are traditionally performed by an independent registered public accounting firm, including special procedures required to meet certain regulatory requirements.

TAX FEES

Tax fees consist of fees for professional services, including tax consulting and compliance performed by Ernst & Young LLP.

ALL OTHER FEES

All other fees are those associated with services not captured in the other categories.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. All of the services provided by Ernst & Young LLP during 2018 and 2017 were pre-approved.

Executive Officers

 The following table identifies our current executive officers:

Name	Age	Position(s)
Carsten Brunn, Ph.D. [1]	48	President and Chief Executive Officer
Lloyd Johnston, Ph.D. [2]	51	Chief Operating Officer and Senior Vice President, Research and Development
Takashi Kei Kishimoto, Ph.D. [3]	59	Chief Scientific Officer
Elona Kogan [4]	49	General Counsel and Secretary
Stephen Smolinski [5]	54	Chief Commercial Officer

1 See biography on page 8 of this proxy statement.

2 Lloyd Johnston, Ph.D. has served as our Chief Operating Officer and Senior Vice President, Research and Development since January 2014. Dr. Johnston served as Selecta’s Senior Vice President of Pharmaceutical Research, Development and Operations from 2011 to 2013 and Vice President of Pharmaceutical Research from July 2008 to 2011. Prior to joining Selecta, Dr. Johnston was Vice President of Operations for Alkermes, Inc. from 2004 to 2008, and served in several roles, including Director of Manufacturing, from 1999 to 2004, with responsibility for process development, scale-up, and clinical manufacturing for pulmonary and sustained release injectable products, as well as leadership of Alkermes’ manufacturing facility in Chelsea, MA. At Alkermes, Dr. Johnston was also a project leader and member of Steering Committees for numerous products through various stages of development from Phase 1 through registration. Dr. Johnston was an original member of Advanced Inhalation Research Inc., or AIR, a private company formed in 1998 and acquired by Alkermes in 1999. Prior to joining AIR, Dr. Johnston was a lecturer in the Department of Chemical Engineering at the University of New South Wales in Sydney, Australia. He received his B.Sc. in Chemical Engineering from Queen’s University in Ontario, Canada, and his M.S. and Ph.D. in Chemical Engineering from MIT.

3 Takashi Kei Kishimoto, Ph.D. has served as our Chief Scientific Officer since June 2011. Prior to joining Selecta, Dr. Kishimoto was Vice President of Discovery Research at Momenta Pharmaceuticals, Inc., where he served in several leadership positions from March 2006 to June 2011 and led a multidisciplinary team in advancing both novel and complex generic products for inflammation, oncology, and cardiovascular disease. He served as Senior Director of Inflammation Research at Millennium Pharmaceuticals, Inc. from 1999 to 2006, where he provided the scientific leadership for four programs in clinical development, and before his time at Millennium Pharmaceuticals, he was the Associate Director of Research at Boehringer Ingelheim Pharmaceuticals. Dr. Kishimoto has published over 60 peer-reviewed articles in scientific journals, including Nature, Science, Cell and the New England Journal of Medicine. Dr. Kishimoto received his B.A. from New College of the University of South Florida and his Ph.D. in Immunology from Harvard University.

4 Elona Kogan has served as our General Counsel and Secretary since March 2019. Ms. Kogan joined Selecta after most recently serving as General Counsel and Head of Government Relations at ARIAD Pharmaceuticals, Inc., a rare disease oncology company, from July 2016 to April 2017, where she was a key executive through the acquisition of the company by Takeda Pharmaceuticals Company Limited. Prior to joining ARIAD, May 2011 to August 2015, Ms. Kogan led the legal and government affairs functions of Avanir Pharmaceuticals, Inc. a publicly traded pharmaceutical company, dedicated to developing treatments for central nervous system disorders, where she played a central role in the strategic acquisition of the company by Otsuka Pharmaceutical Co. Ltd. Prior roles included positions of increasing responsibility at King Pharmaceuticals, Inc., Bristol-Myers Squibb, and Bergen Brunswig Corporation. Ms. Kogan is also a member of the board of directors of a biotechnology company and serves as the Chairperson of the Compensation Committee, and a member of the Audit Committee. Ms. Kogan is a graduate of the SCALE program at Southwestern University School of Law. Ms. Kogan graduated cum laude from Columbia University, Barnard College, with a B.A. in economics.

5 Stephen Smolinski has served as our Chief Commercial Officer since October 2017. Mr. Smolinski previously served as the Vice President and Head of the North American Rheumatology Business Unit at Sanofi Genzyme, a pharmaceutical corporation, from 2015 to 2017. Prior to this, he served as Group Vice President of Immunology & Inflammation, Global Strategic Unit at Sanofi from 2013 to 2015. Mr. Smolinski also previously held senior commercial roles at Roche-Genentech, Bristol-Myers Squibb, Johnson & Johnson and Savient Pharmaceuticals. Mr. Smolinski received a B.S. in health care administration from Oregon State University.

None of our executive officers is related to any other executive officer or to any of our directors.

Corporate Governance

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors & Media” page of our website located at www.selectabio.com, or by writing to our Secretary at our offices at 480 Arsenal Way, Watertown, Massachusetts 02472.

BOARD COMPOSITION

Our Board of Directors currently consists of 7 members: Carsten Brunn, Ph.D., Timothy C. Barabe, Omid Farokhzad, M.D., Amir Nashat, Ph.D., Aymeric Sallin, Timothy Springer, Ph.D. and Patrick Zenner. As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

DIRECTOR INDEPENDENCE

All of our directors and Class III director nominees, other than Carsten Brunn, Ph.D. and Omid Farokhzad, M.D., qualify as “independent” in accordance with the listing requirements of The Nasdaq Global Select Market (“Nasdaq”). The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Dr. Brunn is not independent because he is the President and Chief Executive Officer of Selecta. Dr. Farokhzad is not independent because he receives consulting fees under the terms of his consulting agreements with Selecta. There are no family relationships among any of our directors or executive officers.

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as a director.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a public company; strong finance experience; experience relevant to the Company’s industry; experience as a board member or executive officer of another public company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills as may be determined by the Nominating and Corporate Governance Committee from time to time. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board. Timothy C. Barabe, one of our Class III Director nominees, was recommended by Werner Cautreels, Ph.D., our former Chief Executive Officer.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Selecta Biosciences, Inc., 480 Arsenal Way, Watertown, Massachusetts 02472. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM STOCKHOLDERS

The Board will give appropriate attention to written communications that are submitted by stockholders to the Company, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he or she considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Secretary, Selecta Biosciences, Inc., 480 Arsenal Way, Watertown, Massachusetts 02472.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company. Currently, the role of Chairman of the Board is separate from the role of Chief Executive Officer, with Omid Farokhzad, M.D. serving as Chairman of the Board and Dr. Brunn serving as Chief Executive Officer. The Board evaluates whether the positions of Chairman of the Board and Chief Executive Officer should be combined or separated on an ongoing basis based on factors such as the experience of the applicable individuals and the current business environment of the Company. After considering these factors, the Board determined that continuing to separate the positions of Chairman and Chief Executive Officer was appropriate for the Company at this time.

If the Chairman of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a Lead Director. Since our Chairman of the Board has historically either been a member of management or does not otherwise qualify as independent, the independent directors elected Patrick Zenner as the Lead Director. The Lead Director’s responsibilities include, but are not limited to, presiding over all meetings of the Board of Directors at which the Chairman of the Board is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chairman of the Board. Our Board of Directors is comprised of individuals with extensive experience in the biotechnology and pharmaceutical industries and, with the exception of Drs. Brunn and Farokhzad, is comprised of directors who meet the independence standards of Nasdaq. For these reasons and because of the strong leadership of Dr. Brunn as President and Chief Executive Officer and Dr. Farokhzad as Chairman of the Board, and the counterbalancing role of the Lead Director, our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing the Company. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of the Corporate Governance Guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

ANNUAL BOARD EVALUATION

Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to periodically oversee an assessment of the Board and its committees.

CODE OF ETHICS

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on our website, www.selectabio.com. In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the code.

ANTI-HEDGING POLICY

Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from engaging in all hedging or monetization transactions, such as zero-cost collars and forward sale contracts.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were twenty meetings of the Board of Directors during the fiscal year ended December 31, 2018. Our independent directors also had regularly scheduled executive sessions. During the fiscal year ended December 31,

2018, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he served as a director, other than Amir Nashat, Sc.D.

Under our Corporate Governance Guidelines, which are available on our website at www.selectabio.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances each director will attend. 7 of our then 8 directors attended the 2018 annual meeting of stockholders.

Committees of the Board

Our Board has established four standing committees--Audit, Compensation, Nominating and Corporate Governance, and Science--each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance	Science
Timothy C. Barabe	Chair
Omid Farokhzad, M.D.				X
Amir Nashat, Sc.D.	X	X
Aymeric Sallin		X
Timothy A. Springer, Ph.D.			X	Chair
Patrick Zenner	X	Chair	Chair

AUDIT COMMITTEE

Our Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by the SEC rules (which is included on page 13 of this proxy statement).

The Audit Committee charter is available on our website at www.selectabio.com. The members of the Audit Committee are Timothy C. Barabe, Amir Nashat, Sc.D. and Patrick Zenner. Mr. Barabe serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Barabe, Dr. Nashat and Mr. Zenner is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Nasdaq rules. The members of our Audit Committee meet the requirements for financial literacy under the applicable rules of Nasdaq. Our Board of Directors has determined that each of Mr. Barabe and Mr. Zenner qualifies as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.

In 2018, the Audit Committee met six times.

COMPENSATION COMMITTEE

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	reviewing and approving, or making recommendations to our Board with respect to, the compensation of our CEO and other executive officers;

•	overseeing an evaluation of our senior executives;

•	administering our cash and equity incentive plans;

•	reviewing and making recommendations to our Board of Directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if required; and

•	preparing the annual compensation committee report, if required by SEC rules.

The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist it in carrying out its responsibilities.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter, which is available on our website at www.selectabio.com. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

In 2018, the Compensation Committee engaged Radford Survey and Consulting, an Aon Hewitt company and compensation consulting firm (“Radford”), to assess and make recommendations with respect to the amount and types of compensation to provide our executives and directors. Radford reported directly to the Compensation Committee; however, our Chief Executive Officer consulted with Radford with respect to its assessments of the compensation of executive officers other than the Chief Executive Officer. The Compensation Committee reviewed compensation assessments provided by Radford comparing our compensation to that of a group of peer companies within our industry and met with Radford to discuss compensation of our executive officers and our Board, including the Chief Executive Officer, and to receive input and advice. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Radford and does not believe Radford’s work in 2018 raised a conflict of interest.

The Compensation Committee charter is available on our website at www.selectabio.com. The members of our Compensation Committee are Amir Nashat, Sc.D., Aymeric Sallin and Patrick Zenner. Patrick Zenner serves as Chairperson of the committee. Our Board of Directors has determined that each of Dr. Nashat, Mr. Sallin and Mr. Zenner is independent under the applicable SEC and Nasdaq rules, including the heightened standard for independence specific to members of a compensation committee, and is a “non‑employee director” as defined in Rule 16b‑3 promulgated under the Exchange Act.

In 2018, the Compensation Committee met seven times.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to our Board of Directors the persons to be nominated for election as directors and to each board committee;

•	reviewing and making recommendations to our Board of Directors with respect to management succession planning;

•	developing and recommending to our Board of Directors corporate governance principles; and

•	overseeing a periodic assessment of our Board of Directors.

The Nominating and Corporate Governance Committee charter is available on our website at www.selectabio.com. The members of our Nominating and Corporate Governance Committee are Patrick Zenner and Timothy Springer, Ph.D. Mr. Zenner serves as the Chairperson of the committee. Our Board of Directors has determined that Dr. Springer and Mr. Zenner are independent under the applicable Nasdaq rules.

In 2018, the Nominating and Corporate Governance Committee met five times.

SCIENCE COMMITTEE

Our Science Committee’s responsibilities include:

•	advising our Board of Directors on the overall strategy, direction and effectiveness of the Company's research and development programs

•	monitoring trends in research and development, and reporting to our Board of Directors and management regarding emerging technologies for building the Company's technological strength;

•	advising on the soundness, opportunities and risks associated with the products, programs and technologies in which the Company is, or is considering, investing its research and development efforts;

•	reviewing and advising our Board of Directors on the Company's current and potential internal and external programs and investments in science and technology; and

•	reviewing and making recommendations to our Board of Directors and management with respect to the Company's research and development pipeline.

The members of our Science Committee are Omid Farokhzad, M.D. and Timothy Springer, Ph.D. Dr. Springer serves as the Chairperson of the committee. Our Board of Directors has determined that Dr. Springer is independent under the applicable Nasdaq rules.

Executive and Director Compensation

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program offered to our named executive officers identified below. For 2018, our named executive officers and their positions as of December 31, 2018 were:
•Carsten Brunn, Ph.D., President and Chief Executive Officer;
•Werner Cautreels, Ph.D., Former President and Chief Executive Officer;
•John Leaman, M.D., Chief Financial Officer, Head of Corporate Strategy, and Treasurer; and
•Stephen Smolinski, Chief Commercial Officer

Dr. Brunn was appointed as our President and Chief Executive Officer effective as of December 1, 2018, in connection with which Dr. Cautreels, who had previously announced his planned retirement at the end of 2018, resigned as our President and Chief Executive Officer effective as of November 30, 2018. Dr. Leaman resigned as our Chief Financial Officer and Head of Corporate Strategy effective March 31, 2019.
We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012, or JOBS Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act.

2018 SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($) (1)	Bonus ($) (2)	Stock awards ($) (3)	Option awards ($)(3)	Non-equity incentive plan compensation ($)(4)	All other compensation ($)(5)	Total ($)
Carsten Brunn, Ph.D. [6]	2018	42,308	97,917	1,055,250	4,403,673		6,000	5,605,148
President and Chief Executive Officer	2017	—	—		—	—	—	—
Werner Cautreels, Ph.D.	2018	437,538	—		421,444	127,980	37,187	1,024,149
President and Chief Executive Officer	2017	460,000	—		1,386,733	145,000	—	1,991,733
John Leaman, M.D.	2018	390,000	162,500		465,940		84,000	1,102,440
Chief Financial Officer, Head of Corporate Strategy, and Treasurer	2017	85,000	32,500		1,620,839		16,000	1,754,339
Stephen Smolinski	2018	320,000	—		745,431	109,275	62,244	1,236,950
Chief Commercial Officer	2017	61,906	—		589,412	23,513	25,194	700,025

(1)	These amounts represent actual earnings for the calendar year, which may be impacted by, among other things, hire date and the timing of any salary increases made during the year.

(2)
The amount shown for Dr. Brunn represents (i) a signing bonus of $75,000 and (ii) a discretionary bonus of $22,917 he received for the portion of 2018 during which he was employed, in each case, pursuant to the terms of his employment agreement. The amount shown for Dr. Leaman in 2018 represents the guaranteed bonus he earned for 2018 pursuant to the terms of his employment agreement, $162,500.

(3)
Represents the aggregate grant date fair value of stock and option awards computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For a description of the assumptions used in valuing these awards, see Note 12 to our consolidated audited financial statements included in our 2018 Annual Report. The amount for Dr. Cautreels reflects the incremental fair value attributable to the modification of his outstanding stock options made in 2018 pursuant to his separation agreement.

(4)
Non-equity incentive plan compensation represents amounts earned under our annual performance based bonus program. Pursuant to the terms of his separation agreement, Dr. Cautreels was eligible to receive 100% of his 2018 annual bonus based on actual performance. For additional information, see “Performance Bonuses” below.

(5)
For Dr. Brunn, the amount represents the stipend he received for December 2018 to offset the costs of travel and commuting expenses to our offices in Massachusetts. For Dr. Cautreels, the amount includes $36,462 in cash severance payments and $725 in continued healthcare pursuant to his separation agreement. For Dr. Leaman, the amount represents the monthly stipend of $7,000 he received in 2018 to offset the costs of travel and commuting expenses to our offices in Massachusetts. For Mr. Smolinski, the amount includes $37,883 in reimbursements for expenses incurred for travel between his primary residence in New Jersey and our offices in Massachusetts and a tax gross-up in the amount of $23,615 relating to such travel reimbursements.

(6)
Dr. Brunn commenced employment as our President and Chief Executive Officer effective December 1, 2018, and Dr. Cautreels retired as our President and Chief Executive Officer effective November 30, 2018. Dr. Brunn also serves on our Board of Directors but receives no additional compensation for this service. Dr. Cautreels served on our Board of Directors in 2018 and received no additional compensation for his service.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

The primary elements of compensation for our named executive officers are base salary, annual performance bonuses and equity-based compensation awards. The named executive officers also participate in employee benefit plans and programs that we offer to our other full-time employees on the same basis.

Base Salaries

We pay our named executive officers a base salary to compensate them for the satisfactory performance of services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent and were originally established in each named executive officer’s employment agreement.

At the end of 2017, the compensation committee of our Board of Directors, or the Compensation Committee, recommended to the Board of Directors, and the Board of Directors approved increasing Dr. Cautreels' annual base salary from $460,000 to $474,000, effective as of January 1, 2018. Dr. Leaman and Mr. Smolinski did not receive base salary increases for 2018. On September 25, 2018, Dr. Brunn entered into an employment agreement with the Company that provided for an annual base salary of $550,000.

At the end of 2018, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved an increase in Mr. Smolinski's base salary from $320,000 to $332,092 for 2019. Drs. Leaman and Brunn did not receive a base salary increase for 2019.

Performance Bonuses

We offer our named executive officers the opportunity to earn annual cash bonuses to compensate them for attaining short-term company and individual performance goals. Each named executive officer has an annual target bonus that is expressed as a percentage of his annual base salary. The 2018 target bonus amount for Dr. Cautreels was 45% of his base salary and for Mr. Smolinski was 40% of his base salary. Under the terms of his employment agreement, beginning in 2018 Dr. Leaman was eligible for an annual performance bonus targeted at 40% of his annual base salary and an additional annual special achievement bonus of up to 10% of his annual base salary; provided that Dr. Leaman's annual bonus for 2018 would not be less than $162,500 if he remained employed by the company through December 31, 2018. Pursuant to Dr. Brunn's employment agreement, Dr. Brunn was eligible to receive a discretionary bonus amount for the portion of 2018 during which he was employed, and beginning in 2019, is eligible to receive an annual performance bonus targeted at 50% of his annual base salary.

Our Compensation Committee, based upon the recommendation of our Chief Executive Officer, establishes Company performance goals each year and, at the completion of the year, generally determines actual bonus payouts after assessing Company performance against these goals and each named executive officer’s individual performance and contributions to the Company’s achievements. For 2018, bonuses were determined solely based on Company performance. The 2018 Company performance goals were based on advancing the Company's pipeline, making business development advancements, and goals related to the Company's financials.

Pursuant to the terms of the separation agreement that the Company entered into with Dr. Cautreels, in connection with his retirement, Dr. Cautreels was eligible to receive 100% of his annual bonus for 2018 based on actual performance. Dr. Leaman received an annual bonus of $162,500 in accordance with the terms of his employment agreement. Dr. Brunn's annual bonus was determined in the discretion of the Board of Directors pursuant to the terms of his employment agreement.

The actual cash bonuses earned by Dr. Cautreels and Mr. Smolinski for 2018 are reported under the “Non-equity incentive plan compensation” column and Dr. Brunn's and Dr. Leaman's annual bonuses are reported under the "Bonus" column of the 2018 Summary Compensation Table above.

Equity Compensation

We grant stock option awards to our named executive officers as a long-term incentive component of their compensation. We have historically granted stock option awards to named executive officers when they commenced employment with us and have from time to time thereafter made additional grants as, and when, our Board of Directors determined appropriate to recruit, retain or reward particular named executive officers.

In connection with our initial public offering, we adopted and our stockholders approved a 2016 Incentive Award Plan (the “2016 Plan”) to facilitate the grant of cash and equity incentives to our directors, employees (including our named executive officers) and consultants and to enable the Company to obtain and retain the services of these individuals, which we believe are essential to our long-term success. Following the effective date of our 2016 Plan, we stopped making grants under our 2008 Stock Incentive Plan (the “2008 Plan”). However, the 2008 Plan continues to govern the terms and conditions of the outstanding awards granted under the 2008 Plan.

We also maintain a 2018 Employment Inducement Incentive Award Plan (the "2018 Plan"), which was adopted by the Board on September 25, 2018 without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Stock Market LLC listing rules ("Rule 5635(c)(4)") and provides for the grant of equity-based awards in the form of non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and other stock or cash based awards. In accordance with Rule 5635(c)(4), awards under the 2018 Plan may only be made to a newly hired employee who has not previously been a member of the Board, or an employee who is being rehired following a bona fide period of non-employment by the Company, as a material inducement to the employee’s entering into employment with the Company.

Our stock option awards have an exercise price at least equal to the fair market value of our common stock on the date of grant and typically vest as to 25% of the underlying shares on the first anniversary of the date of grant and in equal monthly installments over the following 36 months, subject to the holder’s continued employment with us and potential accelerated vesting in certain circumstances, including as described below for our named executive officers in the section titled “Potential payments upon a change in control.” From time to time, our Board of Directors may also construct alternate vesting schedules as it determines are appropriate to motivate particular employees. Our stock option awards may be intended to qualify as incentive stock options under the Code. The 2008 Plan, generally permits “early exercise” of any unvested portion of an option in exchange for shares of restricted stock subject to the same vesting schedule as the stock option. Options granted under the 2016 Plan or the 2018 Plan to date do not currently allow “early exercise” of the unvested portion.

In June 2018, we granted to Dr. Leaman and Mr. Smolinski option to purchase 50,000 and 80,000 shares of our common stock, respectively, under the 2016 Plan. Such options vest as to 25% of the total shares underlying the option on the first anniversary of the grant date and in equal monthly installments over the ensuing 36 months, subject to the executive’s continued service with us through the applicable vesting date. In December 2018, pursuant to Dr. Brunn’s employment agreement, we granted to Dr. Brunn a new hire equity award consisting of an option to purchase 1,000,000 shares of common stock and 175,000 restricted stock units under the 2018 Plan. The option and restricted stock units vest over a four-year period, with 25% vesting on the first anniversary of Dr. Brunn’s employment commencement date and the remaining 75% vesting, with respect to the option, in 36 equal monthly installments thereafter or, with respect to the restricted stock units, in 12 equal installments occurring every three months thereafter, in each case, subject to Dr. Brunn’s continued service on each applicable vesting date.

Retirement, Health, Welfare and Additional Benefits

Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, flexible spending accounts, long-term care benefits, and short- and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans.

We sponsor a 401(k) defined contribution plan in which our named executive officers may participate, subject to limits imposed by the Code, to the same extent as our other full-time employees. Currently, we match 50% of contributions made by participants in the 401(k) plan up to a maximum Company match of $3,400 per year. All matching contributions are subject to vesting at the rate of 25% per year of service.

OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR END

	Option Awards					Stock Awards
Name	Grant date	Number of securities underlying unexercised options (#) exercisable(1), (2)	Number of securities underlying unexercised options (#) unexercisable (1), (2)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($) (3)
Carsten Brunn, Ph.D.	12/1/2018	—	1,000,000	6.03	11/30/2028
	12/1/2018	—				175,000	(4)	465,500
Werner Cautreels, Ph.D.	7/7/2017	37,500	62,500	19.33	7/7/2027
	6/21/2016	72,120	43,264	14.00	6/21/2026
	12/4/2015	92,320	30,756	6.40	12/4/2025
	4/8/2014	57,692	—	8.97	4/8/2024
	6/14/2013	16,613	—	2.77	6/14/2023
	3/30/2012	41,025	—	3.44	3/30/2022
John Leaman, M.D.	6/15/2018	—	50,000	12.75	6/14/2028
	11/17/2017	64,166	155,834	10.23	11/17/2027
Stephen Smolinski	6/15/2018	—	80,000	12.75	6/14/2028
	11/17/2017	23,333	56,667	10.23	11/17/2027

(1)
All stock option awards with a grant date prior to June 21, 2016 were issued under the 2008 Plan and whether vested or unvested, were immediately exercisable in full on the date of grant. Shares purchased upon exercise of an unvested stock option become restricted stock and are subject to our right of repurchase in the event the option holder's service with us terminates prior to the date the shares vest for a purchase price equal to the exercise price paid for the shares. The number of shares shown for these stock options as exercisable or unexercisable represents the number of shares issuable on exercise of the options that are vested and unvested, respectively. All stock option awards with a grant date on or after June 21, 2016 do not permit early exercise, and with the exception of the stock option and restricted stock unit awards granted to Carsten Brunn on December 1, 2018 (the "Brunn Grant"), were granted under the 2016 Plan. The Brunn Grant was made under the 2018 Plan.

(2)
All options vest as to 25% of the total shares underlying the option on the first anniversary of the vesting commencement date and in equal monthly installments over the ensuing 36 months, subject to the holder's continued employment with us through the applicable vesting date and potential accelerated vesting in the event of a termination without cause or resignation for good reason within 12 months following a change in control.

(3)	Based on the Company's closing stock price of $2.66 on December 31, 2018.

(4)
This restricted stock units vest as to 25% on December 1, 2019, and as to the remainder of the units vest in twelve substantially equal quarterly installments thereafter, subject to the holder's continued employment with us through the applicable vesting date and potential accelerated vesting in the event of a termination without cause or resignation for good reason within 12 months following a change in control.

EMPLOYMENT AND SEPARATION AGREEMENTS

We have entered into employment agreements with each of our named executive officers. The agreements entitle our named executives officers to receive annual base salaries and target bonus opportunities, the current amounts of which are described above under the headings "Base salaries” and “Performance bonuses," as well as certain other payments and benefits, as described below. We also entered into a separation agreement with Mr. Cautreels in connection with his resignation in November 2018, and a transition and separation agreement with Mr. Leaman in connection with his resignation in March 2019.

Severance Provisions

The employment agreements provide that if we terminate the named executive officer without "cause" or the named executive officer resigns for "good reason," subject to his timely executing a release of claims in our favor and continued compliance with a separate restrictive covenant agreement, he is entitled to receive (i) base salary continuation for a period of 12 months, (ii) a prorated portion of the annual bonus he would otherwise have earned for the year of termination, based on actual performance for the full year, or, if the termination occurs during the first quarter of the calendar year, based on his target bonus and (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months. If such termination occurs within the 12 months following or the 60 days preceding a change in control, each named executive officer would be entitled to receive, in addition to the foregoing payments and benefits, accelerated vesting of such named executive officer's outstanding unvested Company equity awards that vest solely based on the passage of time. The Company must provide a named executive officer 30 days' notice, or pay in lieu of notice, in the event we terminate such named executive officer for any reason other than "cause."

For purposes of the employment agreements, "cause" generally means, subject to applicable cure rights, the named executive officer's (i) commission of, or indictment or conviction of, any felony or any crime involving dishonesty; (ii) participation in any fraud against the Company; (iii) intentional damage to any Company property; (iv) misconduct which materially and adversely reflects upon the business, operations, or reputation of the Company; or (v) breach of any material provision of the employment agreement or any other written agreement with the Company. "Good reason" generally means, subject to the Company's cure rights, the occurrence of any of the following, without the named executive officer's written consent (i) a material reduction in his base salary or bonus opportunity; (ii) a material diminution in his authority, title, duties or areas of responsibility; (iii) the requirement that he report to someone other than the Board of Directors with respect to our Chief Executive Officer or the Chief Executive Officer with respect to our other named executive officers; (iv) the relocation of his primary office to a location more than 40 miles from the Boston metropolitan area; or (v) a material breach by the Company of the employment agreement or any other written agreement with the named executive officer.

Additional Terms and Conditions

We entered into the employment agreement with Dr. Brunn in connection with his commencement of employment as our President and Chief Executive Officer in September 2018, which provides for an annual base salary of an annual base salary of $550,000 and, beginning in 2019, an annual performance bonus targeted at 50% of his annual base salary. For the portion of 2018 during which he was employed, Dr. Brunn was eligible to receive a discretionary bonus in an amount determined by the Board. Dr. Brunn was also entitled to receive (i) a one-time signing bonus of $75,000, (ii) a stipend of $6,000 per month for up to seven months following his employment commencement date to offset the costs of travel and commuting expenses incurred in performing his duties for the Company and (iii) direct payment of, or reimbursement for, up to $75,000 in moving expenses incurred in connection with his relocation to the greater Boston, Massachusetts area. In the event Dr. Brunn’s employment is terminated by the Company for cause or he resigns without good reason, in either case, within 12 months of his employment commencement date, he will obligated to repay the full amount of his signing bonus and any travel stipend or moving expense reimbursements. Dr. Brunn also received a new hire equity award of options and restricted stock units pursuant to his employment agreement, as described above under Equity Compensation.

Pursuant to his employment agreement, beginning in 2018, Dr. Leaman was eligible to receive an annual performance bonus targeted at 40% of his annual base salary and an additional annual special achievement bonus of up to 10% of his annual base salary, provided that his annual bonus for 2018 would not be less than $162,500 if he remained employed by the Company through December 31, 2018. Dr. Leaman was also entitled to receive (i) additional payments of $7,000 per month for up to 12 months following the commencement of his employment in October 2017 to offset the costs of travel between his primary residence in Pennsylvania and the Company's offices in Watertown, Massachusetts in performing his duties for the Company and (ii) direct payment of, or reimbursement for, up to $75,000 in moving expenses incurred in connection with his relocation to the greater Boston, Massachusetts area. In the event Dr. Leaman’s employment was terminated by the Company for cause or he resigned without good reason, in either case, within 12 months of his employment commencement date, he would have been obligated under the agreement to repay the full amount of any travel stipend or moving expense reimbursements.

Pursuant to his employment agreement, we also provide Mr. Smolinski with reimbursement of expenses incurred for travel between his primary residence in New Jersey and our offices in Massachusetts, up to a maximum amount of $6,100 monthly. We also provide Mr. Smolinski with a tax gross-up to offset the tax liability incurred for such reimbursement.

We have also entered into non-disclosure, non-competition and assignment of intellectual property agreements with the named executive officers pursuant to which each of Drs. Cautreels, Brunn and Leaman and Mr. Smolinski agree to refrain from engaging in direct competition with us or soliciting our employees, in each case, while employed and following his termination of employment for any reason for a period of 12 months, as more fully set forth in the applicable agreement(s). For Dr. Brunn, during the period following his employment that he is subject to the non-competition covenants, and subject to limited exceptions, the Company has agreed to provide Dr. Brunn with garden leave pay at a rate that equals 50% of his highest annual base salary within the two years prior to his termination, consistent with the Massachusetts Noncompetition Agreement Act.

Separation Arrangement with Dr. Cautreels

In connection with his retirement, Dr. Cautreels entered into a separation agreement with the Company pursuant to which Dr. Cautreels became eligible to receive the severance payments and benefits described in his employment agreement with the Company, subject to the terms and conditions therein, except that (i) in lieu of base salary continuation for a period of 12 months, Dr. Cautreels received a cash payment equal to $237,000, payable in equal installments over the 6-month period beginning December 1, 2018 and (ii) in lieu of a prorated portion of his annual bonus for calendar year 2018, Dr. Cautreels received 100% of his annual bonus for 2018 based on actual performance as determined by the Board. In addition, Dr. Cautreels was eligible to receive Company payment of premiums to continue his health and long-term care coverage for 12 months.

The Company also entered into a consulting agreement with Dr. Cautreels pursuant to which Dr. Cautreels provides consulting and advisory services to the Company until November 30, 2019. The consulting agreement may be terminated earlier by either party for a material breach of the agreement or by the Company for any or no reason. Dr. Cautreels will not receive additional compensation under the consulting agreement for performing any consulting services, except that any equity or equity-based compensation awards of the Company held by Dr. Cautreels will continue to vest and, if applicable, become exercisable in accordance with their terms during the term of the Consulting agreement. In addition, as approved by the Board, Dr. Cautreels’ options to purchase shares of the common stock of the Company that are outstanding, vested and exercisable as of the expiration of the term of the consulting agreement will remain outstanding and exercisable for 180 days following such expiration, provided that, in no event will any option be exercisable after the final expiration date of the option and each option will remain subject to earlier termination in connection with a corporate transaction or event in accordance with the documents governing such option.

Separation Arrangement with Dr. Leaman

In connection with his resignation in March 2019, the Company entered into a transition agreement with Dr. Leaman which provides that, subject to Dr. Leaman’s continued compliance with certain restrictive covenants and execution of a general release of claims, Dr. Leaman will be entitled to receive (i) continued payment of his annual base salary through December 31, 2019, (ii) a lump sum payment of a portion of his annual bonus for 2019 in the amount of $97,500, (iii) direct payment of continued medical, dental or vision coverage pursuant to COBRA for up to 9 months, and (iv) immediate vesting of his outstanding unvested stock options that would have vested based solely on his continued service if he had continued providing services to the Company until December 31, 2019 and extension of the right to exercise any vested stock options (after giving effect to the foregoing accelerated vesting) until March 31, 2020.

POTENTIAL PAYMENTS UPON A CHANGE IN CONTROL

In addition to the accelerated vesting provisions provided in the named executive officers’ employment agreements, the agreements governing the named executive officers’ unvested stock options granted under the 2008 Plan provide for full accelerated vesting if the named executive officers’ employment is terminated by us without cause or if they resign for good reason, in either case, within 12 months following a change in control.

DIRECTOR COMPENSATION

We maintain a compensation program for our non-employee directors, which was last amended effective June 15, 2018, under which each non-employee director receives the following amounts for their services on our Board of Directors:

Initial Equity Award. Upon a director’s initial election or appointment to our Board of Directors, the director receives an option to purchase 20,000 shares of our common stock, which award vests in substantially equal monthly installments over three years following the date of grant, subject to accelerated vesting upon a change in control.

Annual Equity Award. If a director has served on our Board of Directors for at least six months as of the date of an annual meeting of stockholders, the director receives an option to purchase 10,000 shares of our common stock on the date of the annual meeting, which award vests in a single installment on the earlier of the day before the next annual meeting or the first anniversary of the date of grant, subject to accelerated vesting upon a change in control. If such non-employee director serves as the Chairperson of the Board as of immediately following the date of such annual meeting, that non-employee director receives an option to purchase 15,404 shares of our common stock on the date of such annual meeting, subject to the same vesting terms.

Annual Retainer Fees. In addition to option grants, each director receives an annual retainer for service on our Board of Directors and additional fees for service on a committee of our Board of Directors as follows:

•	annual director fee of $40,000,

•	chairperson of the board, $30,000 and lead independent director, $20,000,

•	chairperson of the audit committee, $15,000,

•	audit committee member other than the chairperson, $7,500,

•	chairperson of the compensation committee, $12,000,

•	compensation committee member other than the chairperson, $6,000,

•	chairperson of the nominating and corporate governance committee, $8,000,

•	nominating and corporate governance committee member other than the chairperson, $4,000,

•	chairperson of the science committee, $8,000, and

•	science committee member other than the chairperson, $4,000.

Director fees are paid in arrears in four equal quarterly installments not later than the fifteenth day following the final day of each calendar quarter, provided that the amount of each payment is prorated for any portion of a quarter that a director is not serving on our Board. Each member of our Board of Directors is entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board of Directors and any committee of the Board of Directors on which he or she serves.

Following review of a competitive assessment performed by Radford, effective June 15, 2018, the Board approved the following amendments to our non-employee director compensation program, which were intended to align our program with the median of market:

•	Increasing the annual director fee from $35,000 to $40,000,

•	Increasing the annual fee to the lead independent director from $15,000 to $20,000,

•	Increasing the annual fee to the chairperson of the compensation committee from $10,000 to $12,000,

•	Increasing the annual fee to each other member of the compensation committee from $5,000 to $6,000,

•	Increasing the annual fee to the chairperson of the nominating and corporate governance committee from $7,500 to $8,000,

•	Increasing the annual fee to each other member of the nominating and corporate governance from $3,500 to $4,000,

•	In connection with the establishment of the science committee, establishing annual fees to the chairperson and other members of the science committee in the amounts set forth above,

•	Increasing the initial equity award from 12,820 options to 20,000 options, and

•	Increasing the annual equity awards from 11,814 options to 15,404 options for the Chairperson of the Board and from 6,410 options to 10,000 options for each other non-employee director.

Dr. Brunn, our President and Chief Executive Officer, also serves on our Board of Directors but receives no additional compensation for this service. Dr. Cautreels served on our Board of Directors in 2018 and received no additional compensation for his service.

The following table sets forth the compensation earned to our non-employee directors for their service on our Board of Directors during 2018.

2018 DIRECTOR COMPENSATION TABLE

Name	Fees earned or paid in cash ($)(1)	Option awards ($)(2)	All other compensation ($)(3)	Total ($)
Omid Farokhzad, M.D. (4)	61,233	1,293,563	75,000	1,429,796
Timothy C. Barabe	52,683	90,965	—	123,577
Peter Barton Hutt LL.B., LL.M. (5)	44,189	90,965	—	135,154
Amir Nashat, Ph.D.	57,600	90,965	—	148,565
Aymeric Sallin	43,267	90,965	—	134,232
Timothy Springer, Ph.D.	50,850	90,965	—	141,815
Patrick Zenner	64,911	90,965	—	155,876

(1)	Represents cash retainers earned for services rendered as members of the Board of Directors and related committees.

(2)
The value of option awards represents the aggregate grant date fair value of stock options computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For a description of the assumptions used in valuing these awards, see Note 12 to our consolidated audited financial statements included in our 2018 Annual Report.

(3)	Other compensation represents compensation earned in 2018 under a consulting agreement with the Company. For additional information regarding this agreement, see "Certain Relationships"

(4)
In May 2018, Dr. Farokhzad received an option to purchase 95,000 shares of our common stock as compensation earned in 2018 under a consulting agreement with the Company. Such option vests as to one-third of the shares subject to the option on May 30, 2019 and as to the remaining shares in 24 equal monthly installments subject to his continued service as a director. In December 2018, pursuant to an amendment to his consulting agreement, Dr. Farokhzad received an option to purchase an additional 75,000 shares of our common stock, which vests as to one-third of the shares subject to the option on November 30, 2019 and as to the remaining shares in 18 equal monthly installments subject to his continued service as a director. In the event Dr. Farokhzad is terminated as a director without cause or he resigns from the Board for good reason (each, as defined in the applicable option agreement) or in the event of a change in control, each such option will vest in full.

(5)	Mr. Hutt resigned from the Board of Directors on November 28, 2018.

The table below shows the aggregate number of option awards (exercisable and unexercisable) held by each non-employee director as of December 31, 2018. None of our non-employee directors held unvested stock awards in the Company as of that date.

Name	Options outstanding at fiscal year end
Omid Farokhzad, M.D.	219,368
Timothy C. Barabe	26,738
Peter Barton Hutt LL.B., LL.M.	51,280
Amir Nashat, Ph.D.	16,410
Aymeric Sallin	16,410
Timothy Springer, Ph.D.	16,410
Patrick Zenner	22,820

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information on our equity compensation plans as of December 31, 2018.

	Number of securities				Number of securities
	to be issued upon		Weighted-average		remaining available for
	exercise of outstanding		exercise price of		future issuance under
	stock options, warrants		outstanding options,		equity compensation
Plan category	and rights		warrants and rights		plans (1)
	(a)		(b)		(c)
Equity compensation plans approved by security holders (2)	3,093,979	(3)	$10.21	(4)	1,586,925	(5)
Equity compensation plans not approved by security holders (6)	1,175,000	(7)	$6.03		—
Total	4,268,979		$9.19		1,586,925

(1)
Pursuant to the terms of the 2016 Plan, the number of shares of common stock available for issuance under the 2016 Plan automatically increases on each January 1, until and including January 1, 2026, by an amount equal to the lesser of: (a) 4% of the number of shares of the Company’s common stock outstanding on the last day of the applicable preceding calendar year and (b) such smaller number of shares as is determined by our Board of Directors. Pursuant to the terms of the 2016 Employee Stock Purchase Plan (the “2016 ESPP”), the number of shares of common stock available for issuance under the 2016 ESPP automatically increases on each January 1, until and including January 1, 2026, by an amount equal to the lesser of: (a) 1% of the number of shares of the Company’s common stock outstanding on the last day of the applicable preceding calendar year and (b) such smaller number of shares as is determined by our Board of Directors.

(2)	Includes the 2016 Plan, the 2008 Plan and the 2016 ESPP.

(3)	Includes 1,830,123 outstanding options to purchase stock under the 2016 Plan and 1,263,856 outstanding options to purchase stock under the 2008 Plan.

(4)
As of December 31, 2018, the weighted-average exercise price of outstanding options under the 2016 Plan was $13.44 and the weighted-average exercise price of outstanding options under the 2008 Plan was $5.52.

(5)
Represents 1,047,031 shares available for issuance under the 2016 Plan and 539,894 shares available for issuance under the 2016 ESPP (of which up to 11,943 shares were issued with respect to the purchase period in effect as of December 31, 2018, which purchase period ended on February 28, 2019). To the extent outstanding stock options under the 2008 Plan are forfeited or lapse unexercised, the shares of common stock subject to such stock option awards will be available for issuance under the 2016 Plan.

(6)	Includes the 2018 Plan. See Note 12 to our consolidated audited financial statements included in our 2018 Annual Report for a description of the material features of the 2018 Plan.

(7)	Includes 1,000,000 outstanding options and 175,000 outstanding restricted stock units.

Security Ownership of Certain Beneficial Owners and Management

COMMON STOCK

The following table sets forth certain information with respect to holdings of our Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors, director nominees and executive officers as a group as of April 17, 2019, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 44,788,025 shares of Common Stock outstanding as of April 17, 2019. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 17, 2019 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 480 Arsenal Way, Watertown, Massachusetts 02472. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% Stockholders
Entities affiliated with Timothy A. Springer, Ph.D. (1)	6,311,159	14.1%
GLG Partners LP and Man Group plc, as affiliated entities (2)	3,672,618	8.2%
Entities affiliated with OrbiMed Advisors LLC (3)	2,879,064	6.4%
Entities affiliated with Polaris Partners (4)	2,789,889	6.2%
Entities affiliated with NanoDimension LP (5)	2,744,823	6.1%

Named Executive Officers, Directors and Nominees
Carsten Brunn, Ph.D.	—	—%
Werner Cautreels, Ph.D. (6)	696,154	1.5%
John Leaman, M.D. (7)	137,918	*
Stephen Smolinski (8)	53,333	*
Omid Farokhzad, M.D. (9)	579,732	1.3%
Timothy C. Barabe (10)	33,517	*
Amir Nashat, Sc.D. (4)	2,789,889	6.2%
Aymeric Sallin (11)	16,410	*
Timothy A. Springer, Ph.D. (1)	6,311,159	14.1%
Patrick Zenner (12)	18,546	*

All executive officers, directors and director nominees as a group (11 persons) (13)	10,142,969	22.4%

*	Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
Based on a Schedule 13D filed with the SEC on March 27, 2019, and other information known to us, consists of (i) 4,456,597 shares of common stock held directly by Timothy A. Springer, Ph.D., our director, (ii) 79,130 shares of common stock issuable upon exercise of underlying warrants exercisable within 60 days of April 17, 2019 held directly by Timothy Springer, (iii) 16,410 shares of common stock issuable upon exercise of outstanding options within 60 days of April 17, 2019 and held directly by Timothy Springer, (iv) 445,576 shares of common stock held by TAS Partners LLC (“TAS”) directly, (v) 1,237,028 shares of common stock held by Leukon Investments, LP (“Leukon”),and (vi) 76,418 shares of common stock held by Dr. Chafen Lu, Timothy Springer’s wife. Dr. Springer is the sole managing member of TAS. LKST, Inc. is the general partner of Leukon and Dr. Springer is the president of LKST, Inc. Dr. Springer exercises sole voting and dispositive power over the shares held by him directly and the shares held by each of TAS and Leukon. Dr. Springer disclaims beneficial ownership of the shares held by TAS and Leukon, except to the extent of his pecuniary interest therein. Dr. Lu exercises sole voting and dispositive power over the shares held by her directly. The principal business address of each of Dr. Springer, TAS, Leukon and Dr. Lu is 36 Woodman Road, Newton, MA, 02467.

(2)
Based solely on a Schedule 13G filed with the SEC on January 31, 2019. Each of GLG Partners LP (“GLG”) and Man Group plc (“Man Group”) reports shared voting and dispositive power over 3,672,618 shares of common stock. Man Group indirectly, through various intermediate entities, controls GLG. Man Group disclaims any beneficial ownership of any shares held by certain funds and/or managed accounts to which GLG serves as investment manager. The principal business offices of each of GLG and Man Group is Riverbank House, 2 Swan Lane, London EC4R 3AD, United Kingdom.

(3)
Based on a Schedule 13D filed with the SEC on October 25, 2018, includes (i) 1,571,059 shares of common stock held by OrbiMed Private Investments III, LP, or OPI III and (ii) 17,382 shares of common stock held by OrbiMed Associates III, LP, or Associates III and, together with OPI III, the OrbiMed Funds. In addition, based on other information known to us, on January 25, 2019, entities affiliated with the OrbiMed Funds purchased 1,300,000 shares of common stock in connection with our follow-on public offering. OrbiMed Capital GP III LLC, or GP III, is the sole general partner of OPI III and OrbiMed Advisors LLC, or OrbiMed Advisors, is the sole managing member of GP III and the sole general partner of Associates III. By virtue of such relationships, GP III and OrbiMed Advisors may be deemed to have shared voting and investment power over the shares held by OPI III and OrbiMed Advisors may be deemed to have voting and investment power over the shares held by Associates III. OrbiMed Advisors exercises its investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the shares held by OPI III and Associates III. OrbiMed Advisors and GP III have their principal offices at 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(4)
Based solely on a Schedule 13D/A filed with the SEC on February 4, 2019, consists of (i) 2,676,234 shares of common stock held by Polaris Venture Partners V, L.P., or PVP V, (ii) 52,156 shares of common stock held by Polaris Venture Partners Entrepreneurs’ Fund V, L.P., or PVPE V, (iii) 18,329 shares of common stock held by Polaris Venture Partners Founders’ Fund V, L.P., or PVPFF V, (iv) 26,760 shares of common stock held by Polaris Venture Partners Special Founders’ Fund V, L.P., or PVPSFF V and, together with PVP V, PVPE V, PVPFF V and PVPSFF V, the Funds, and (v) 16,410 shares of common stock underlying outstanding stock options exercisable by Dr. Nashat within 60 days of April 17, 2019 (the “Nashat Options”). The general partner of each of the Funds is Polaris Venture Management Co., V, L.L.C., or PVM V. PVM V may be deemed to have sole voting and investment power with respect to the shares held by the Funds. Jonathan A. Flint and Terrance G. McGuire are managing members of PVM V and Dr. Amir Nashat, our director, is a member of PVM V. As a result, each of Messrs. Flint and McGuire and Dr. Nashat may be deemed to have shared voting and investment powers for the shares held by the Funds. Dr. Nashat has sole voting and investment power over the Nashat Options. Each such person disclaims beneficial ownership of all securities other than those he or she owns directly, if any, or by virtue of his or her indirect pro rata interest, as a member of PVM V, in the securities owned by the Funds. The address of the beneficial owners is c/o Polaris Partners, One Marina Park Drive, 10th Floor, Boston, Massachusetts, 02210.

(5)
Based on a Schedule 13G filed with the SEC on February 14, 2018 and other information known to us as of December 31, 2018, includes (i) 658,157 shares of common stock held by NanoDimension Limited Partnership, (ii) 35,000 shares of common stock held by NanoDimension Management Limited, (iii) 350,000 shares of common stock held by NanoDimension II, L.P., and (iv) 35,000 shares of common stock held by NanoDimension II Management Limited. In addition, based on other information known to us, on January 25, 2019, entities affiliated with NanoDimension Limited Partnership purchased 1,666,666 shares of common stock in connection with our follow-on public offering. The address of the beneficial owners is 2983 Woodside Road, Woodside, California, 94062.

(6)	Includes (i) 321,203 shares of common stock held by Dr. Cautreels directly, and (ii) 374,951 shares of common stock underlying outstanding stock options exercisable within 60 days of April 17, 2019.

(7)	Consists of 137,918 shares of common stock underlying outstanding stock options exercisable within 60 days of April 17, 2019.

(8)	Consists of 53,333 shares of common stock underlying outstanding stock options exercisable within 60 days of April 17, 2019.

(9)
Includes (i) 188,004 shares of common stock held directly by Dr. Farokhzad, (ii) 80,718 shares of common stock underlying outstanding stock options exercisable within 60 days of April 17, 2019, (iii) 202,051 shares of common stock held by a family trust for which Dr. Farokhzad’s wife serves as trustee, (iv) 83,333 shares of common stock held by another family trust for which Dr. Farokhzad’s wife serves as trustee, and (v) 25,626 shares of common stock held by BioDynamics Core, L.P., which is managed by BioDynamics, LLC, of which Dr. Farokhzad is a member. Dr. Farokhzad disclaims beneficial ownership over the shares held by the family trust.

(10)	Includes (i) 7,492 shares of common stock held by Mr. Barabe directly, and (ii) 26,025 shares of common stock underlying outstanding stock options exercisable within 60 days of April 17, 2019.

(11)	Consists of 16,410 shares of common stock underlying outstanding stock options currently exercisable within 60 days of April 17, 2019.

(12)	Consists of 18,546 shares of common stock underlying outstanding stock options exercisable within 60 days of April 17, 2019.

(13)
Includes (i) 9,612,724 shares of common stock owned directly or beneficially by our executive officers or members of our Board of Directors, and (ii) 530,245 shares of common stock underlying outstanding stock options exercisable within 60 days of April 17, 2019.

Certain Relationships

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K of the Securities Act of 1933, as amended, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (including any of our subsidiaries) are, were or will be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person has, had or will have a direct or indirect material interest. Our finance team is primarily responsible for developing and implementing procedures to obtain information regarding potential related person transactions and for determining whether a related person transaction requiring compliance with our policy exists. Our Chief Financial Officer then presents the related person transaction to our Audit Committee. In the absence of an appointed Chief Financial Officer, our management has determined that the Company's Controller will present any such related person transactions to our Audit Committee. In reviewing and approving any such transaction, our Audit Committee considers all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, the extent of the related person’s interest in the transaction and the conflicts of interest and corporate opportunity provisions under our Code of Business Conduct and Ethics. No director may participate in approval of a related person transaction in which he or she is a related person. Our Audit Committee may also ratify related person transactions that were entered into by management because pre-approval was not feasible and transactions that were not initially recognized as related person transactions. If these transactions are not ratified, our management must make all reasonable efforts to cancel or annul such transactions. Our management must update our Audit Committee on material changes to any approved or ratified related person transaction and provide an annual status report on all then-current related person transactions. The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock.
INVESTORS' RIGHTS AGREEMENT

We entered into an amended and restated investors’ rights agreement in April 2014, which was further amended in July 2014, August 2015 and June 2016 with our director, Omid Farokhzad, the holders of our preferred stock, including entities in which certain other of our directors or former directors are related, and certain other stockholders. The agreement provides for certain rights relating to the registration of such holders’ common stock, including shares issuable upon conversion of preferred stock, and a right of first refusal to purchase future securities sold by the Company.

CONSULTING AGREEMENTS

In December 2008, we entered into a consulting agreement with director Omid Farokhzad, M.D., as amended in January 2012, which provides for an annual payment of $75,000 to Dr. Farokhzad.

The consulting agreement with Dr. Farokhzad provides that we may terminate the agreement at any time, but must deposit with an escrow agent the consulting fees for the prior 90 days which would then be payable to Dr. Farokhzad post-termination. The agreement may also be terminated without penalty by both parties upon mutual consent or by Dr. Farokhzad with 30 days’ prior written notice. The agreement contains provisions regarding intellectual property assignment, confidentiality, noncompetition and nonsolicitation.

In May 2018, the Company entered into a second consulting agreement with Dr. Farokhzad for a term beginning on April 1, 2018 and ending on March 31, 2019, which may be terminated by the Company at any time for any reason. Under the second consulting agreement, in exchange for his services, Dr. Farokhzad received an option to purchase 95,000 shares of our common stock, which vests as to one-third of the shares subject to the option on May 30, 2019 and as to the remaining shares in 24 equal monthly installments thereafter, subject to his continued service as a director. In the event Dr. Farokhzad is terminated as a director without cause or he resigns from the Board for good reason (each, as defined in the option agreement) or in the event of a change in control, the option will vest in full. Such consulting agreement was further amended in December 2018 to extend the term until December 31, 2019. Under the amendment, Dr. Farokhzad is entitled to receive an annual fee of $85,000 for his service in 2019 and received an option to purchase an additional 75,000 shares of our common stock, which vests as to one-third of the shares subject to the option on November 30, 2019 and as to the remaining shares in 18 month installments thereafter, subject to his continued service as a director and further subject to the same accelerated vesting provisions as his prior option. For more information, see the section in this proxy statement entitled Executive and Director Compensation-Director Compensation.

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with our named executive officers. For more information regarding these agreements, see the section in this proxy statement entitled “Executive and Director Compensation-Employment Agreements.”

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by a director or an executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of such person’s services as a director or executive officer.

2019 FOLLOW-ON OFFERING

In January 2019, we completed a registered public offering pursuant to which we issued and sold an aggregate of 22,188,706 shares of our common stock (including 2,188,706 shares sold pursuant to the underwriters’ full exercise of their option to purchase additional shares) at a public offering price of $1.50 for aggregate gross proceeds to us of approximately $33.3 million. The following table sets forth the number of shares of common stock purchased in our registered public offering by directors (and related parties thereto) and holders of more than 5% of our common stock:

Name	Shares of Common Stock Purchased	Total Purchase Price
Timothy A. Springer, Ph.D.	4,000,000	$6,000,000.00
Entities affiliated with NanoDimension	1,666,666	$2,499,999.00
Entities affiliated with OrbiMed Advisors	1,333,333	$1,999,999.50
Entities affiliated with Polaris	666,666	$999,999.00
SAF-BND Trust (affiliate of Omid Farokhzad, M.D.)	83,333	$124,999.50
Chafen Lu (Timothy Springer’s wife)	66,666	$99,999.00
Jed Springer (Timothy Springer’s brother)	1,000	$1,500.00

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the year ended December 31, 2018, but note the following late Form 4 filings in 2019: Omid Farokhzad, M.D. relating to one transaction in January 2019; Takashi Kei Kishimoto, Ph.D. relating to one transaction in January 2019; and Timothy A. Springer, Ph.D. relating to one transaction in January 2019.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2018, Peter Barton Hutt, Patrick Zenner, Amir Nashat, Sc.D. and Aymeric Sallin served as members of our Compensation Committee. Peter Barton Hutt served as chairperson of the Compensation Committee until his resignation on November 29, 2018. Patrick Zenner began service as chairperson of the Compensation Committee upon his appointment on November 29, 2018. No current member of our Compensation Committee is or has been our current or former officer or employee. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our Compensation Committee during the fiscal year ended December 31, 2018.

Stockholders’ Proposals

Requirements for Stockholder Proposals or Nominations to be Brought Before the Annual Meeting. Stockholders intending to present a proposal at the 2020 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2020 Annual Meeting of Stockholders no earlier than the close of business on February 15, 2020 and no later than the close of business on March 16, 2020. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2020 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 14, 2020, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting and not later than the close of business on the 90th day prior to the 2020 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials for the 2020 Annual Meeting. Any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials for presentation at our 2020 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied, and we must receive such proposals no later than December 31, 2019 at our offices at 480 Arsenal Way, Watertown, Massachusetts 02472, Attn: Secretary.

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. This cost includes support for the virtual Annual Meeting. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Selecta's Annual Report on Form 10-K

A copy of Selecta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 17, 2019 without charge upon written request addressed to:

Selecta Biosciences, Inc.
Attention: Secretary
480 Arsenal Way
Watertown, MA 02472

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2018 at www.selectabio.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ONLINE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

/s/ Elona Kogan J.D.
Elona Kogan J.D.
General Counsel and Secretary
Selecta Biosciences, Inc.

Watertown, Massachusetts
April 29, 2019

SELECTA BIOSCIENCES, INC.
480 ARSENAL WAY
WATERTOWN, MA 02472

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SELB2019**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E76789-P23672 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SELECTA BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Timothy C. Barabe
02) Carsten Brunn, Ph.D.

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To ratify the appointment of Ernst & Young LLP as Selecta Biosciences, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Form 10-K are available at www.proxyvote.com.

E76790-P23672

SELECTA BIOSCIENCES, INC.
Annual Meeting of Stockholders
June 14, 2019 9:00 AM, Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Selecta Biosciences, Inc. hereby appoint(s) Carsten Brunn, Ph.D. and Elona Kogan, J.D., or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of SELECTA BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Eastern Time on June 14, 2019, by means of remote communication as authorized by Section 211(a) of the General Corporation Law of the State of Delaware, and any adjournment, continuation or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side